SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 17, 2010

WALGREEN CO.
(Exact name of registrant as specified in its charter)

Illinois	1-604	36-1924025
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

200 Wilmot Road, Deerfield, Illinois	60015
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (847) 940-2500

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01	Regulation FD Disclosure.

On February 17, 2010, Walgreen Co. (the “Company”) issued a press release announcing the execution of a purchase agreement among the Company, Duane Reade Holdings, Inc. (“Duane Reade”), and Duane Reade Shareholders, LLC, pursuant to which the Company has agreed to acquire Duane Reade. A copy of this press release is attached hereto as Exhibit 99.1.

In addition to issuing the press release, Walgreen Co. also conducted a conference call and webcast regarding the acquisition. Slides prepared for the purposes of the conference call are available on the Walgreens investor relations Web site at http://investor.walgreens.com.

Item 9.01                      Financial Statements and Exhibits.

The following exhibit is being filed as part of this Form 8-K:

Exhibit Number	Exhibit Title

99.1	Press Release issued by Walgreen Co. on February 17, 2010.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

WALGREEN CO.

Date: February 17, 2010	By:	/s/ Dana I. Green
Name: Dana I. Green
Title: Executive Vice President, General Counsel and Secretary

EXHIBIT INDEX

Exhibit Number	Exhibit Title

99.1	Press Release issued by Walgreen Co. on February 17, 2010.